JOHN HANCOCK CASH RESERVE, INC.

                       Statement of Additional Information


                                 August 1, 2000



On September 10, 1996, the Directors voted to close the Fund to new purchases, except shares purchased with reinvested Fund dividends effective October 1, 1996.

This Statement of Additional Information provides information about John Hancock Cash Reserve Fund, Inc. (the "Fund") in addition to the information that is contained in the current Prospectus (the "Prospectus.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS


Organization of the Fund.................................................      2
Investment Objective and Policies........................................      2
Investment Restrictions..................................................      5
Those Responsible for Management.........................................      7
Investment Advisory and Other Services...................................     11
Distribution Contract....................................................     13
Net Asset Value..........................................................     13
Description of the Fund's Shares.........................................     14
Tax Status...............................................................     15
Calculation of Yield.....................................................     17
Brokerage Allocation.....................................................     18
Transfer Agent Services..................................................     20
Custody of Portfolio.....................................................     20
Independent Auditors.....................................................     20
Appendix.................................................................    A-1
Financial Statements.....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a diversified open-end investment management company organized as a corporation under the laws of the state of Maryland on January 17, 1980. John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. The Fund's investment objective policies and restrictions except as noted are fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to obtain maximum current income consistent with the preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objective by investing in high quality money market instruments maturing within one year from the date of purchase with an average portfolio maturity of 90 days or less. Securities in which the Fund may invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

The Fund will invest only in U.S. dollar denominated securities determined by the Board of Directors to present minimal credit risk and which are rated high quality by any major rating service or, if unrated, determined to be of comparable quality by the Board of Directors. These include commercial paper and similar short-term obligations of U.S. issuers which generally meet the highest quality standards at the time of investment, in conformity with securities regulations governing money market mutual funds. The Fund may also purchase other marketable, non-convertible corporate debt securities of U.S. issuers. These investments include bonds, debentures, floating rate obligations, and issues with optional maturities which in each case must have remaining maturities of one year or less and be rated at least AA by Standard and Poor's Ratings Group ("S&P") or Aa by Moody's Investor Services, Inc. ("Moody's") at the time of investment, see Appendix A.

Investments will also include bank obligations such as certificates of deposit, time or demand deposits and bankers acceptances. Bank obligations are limited to U.S. or Canadian banks having total assets over $1 billion. Investments in savings association obligations are limited to U.S. savings and loan associations with total assets over $1 billion. Investments in bank obligations may include instruments issued by foreign branches of U.S. or Canadian banks. The Fund may invest in U.S. Government securities. In addition, the Fund may invest in U.S. dollar denominated securities issued or guaranteed by the Government of Canada, a Province of Canada, or their instrumentalities in an amount not to exceed 10% of its total assets at the time of purchase of such government securities. The Fund may enter into repurchase agreements, invest in restricted securities and is authorized to invest in participation interests and to purchase securities on a delayed delivery basis. In addition, the Fund is authorized, but presently does not intend, to engage in reverse repurchase agreements and invest in variable amount master notes.

Government Securities. U.S. Government obligations are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Treasury bills, bonds and notes and certain obligations of Government agencies and instrumentalities, such as Government National Mortgage Association pass through certificates are supported by the full faith and credit of the Treasury. Other obligations such as securities of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the Treasury; while others such as bonds issued by the Federal National Mortgage Association, which is a private corporation, are supported only by the credit of the issuing instrumentality. Obligations not backed by the full faith and credit of the United States may be secured, in whole or part, by a line of credit with the U.S. Treasury or collateral consisting of cash or other securities which are backed by the full faith and credit of the United States. In the case of other obligations, the agency issuing or guaranteeing the obligation must be looked to for ultimate repayment.

Corporate Obligations. For a description of the ratings of securities which are eligible for investment by the Fund, see Appendix A.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower; the rate is usually the same as or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Fund will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Fund may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for all other commercial paper issuers. The Fund will not invest more than 25% of its assets in master demand notes. Although the Fund has previously invested in one master demand note and might again own this type of note, it has no current intention of doing so in the foreseeable future.

Participation Interests. The Fund may invest in participations issued by an intermediary, usually a bank, which evidence ownership of a fractional interest in a large, underlying money market instrument of a type in which the Fund is otherwise permitted to invest. The Fund's ability to exercise its rights as a lender and to trade these participations and any fractional notes from the underlying issuer in the secondary market is normally less than if the Fund owned the entire investment directly.

Bank Obligations. The Fund's ownership of obligations issued by banks may involve social considerations. Normally, large domestic banks are members of the Federal Reserve System and the Federal Deposit Insurance Corporation, but these are not investment requirements. The purchase of obligations issued by foreign branches of domestic banks and by Canadian banks or their foreign branches involves special investment considerations, including the possible imposition of withholding taxes on interest income, expropriation, confiscatory taxation, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, limitations on the removal of funds, or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a Canadian bank or foreign branch of a domestic or Canadian bank. The Fund will not invest more than 25% of its assets in Canadian banks, including their foreign branches. Some investments in foreign branches of domestic banks may be considered to have the same investment risk as investing in instruments of the domestic bank when the parent is unconditionally liable for the obligations of its foreign branch; in all other cases the Fund will not invest more than 25% of its assets in the instruments of foreign branches of domestic banks.

Repurchase Agreements. For the purpose of realizing additional (taxable) income, the Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. The transaction must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term highly liquid debt securities. However, reverse repurchase agreements may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements which involve the sale of any of the money market securities held by the Fund and an agreement to repurchase those securities at an agreed upon price, date, and interest payment. The Fund would then use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. In the view of the staff of the Securities and Exchange Commission ("SEC") (a) reverse repurchase arrangements are borrowings under the Investment Company Act of 1940 and (b) if entered into with other than banks, the Fund must maintain, in a segregated account, marketable short-term securities equal to the aggregate amount of its reverse repurchase obligations. If the Fund enters into reverse repurchase arrangements with other than banks, it will maintain such a segregated account. In addition, the Fund would not enter into reverse repurchase agreements exceeding in the aggregate (provided that overall borrowings do not exceed 1/3 of the Fund's total assets) more than 20% of the value of its total net assets. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings (including reverse repurchase agreements) are in excess of 5% of the Fund's total assets. In addition, the Fund would enter into reverse repurchase agreements only with financial institutions which are approved in advance as being creditworthy by the Board of Directors. Under procedures established by the Board of Directors, the Investment Adviser will monitor the creditworthiness of the firms involved. The Fund has not invested in reverse repurchase agreements in the past and has no current intention of doing so.

When-Issued and Forward Commitments. Although it is not typically the practice with respect to money market securities, some new issues of the securities in which the Fund may invest could be offered on a delayed delivery (including a when-issued) basis, that is, delivery and payment for the securities would be scheduled to take place after a typical settlement date with the price, interest rate, and settlement date being fixed at the time of commitment. The Fund will not effect delayed delivery transactions with scheduled delivery dates of more than one year after the date of its commitment. The Fund would only make such commitments to purchase securities with the intention of actually acquiring them, and no new commitment will be made if, as a result, more than 20% of the Fund's net assets would be so committed. The Fund will at all times maintain in a segregated account cash or liquid, high-grade money market instruments in an amount equal to these commitments. However, the Fund could meet its obligations to pay for delayed delivery securities from sale of the delayed delivery securities themselves, which may have a value greater or less than the Fund's payment obligation and thus produce a realized gain or loss.

The Fund's investment restrictions permit it to invest more than 25% of its assets in all finance companies as a group and all domestic banks as a group when, in the opinion of the Investment Adviser, yield differentials and money market conditions suggest and when cash is available for such investment and instruments are available for purchase which fulfill the Fund's objectives in terms of quality and marketability.

Restricted Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short-term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities, which as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Borrow money except from banks for temporary or emergency purposes (including meeting redemptions without immediately selling securities, but not to purchase investment securities) in an amount not to exceed 1/3 of the value (including the proceeds of the loan) of the Fund's total assets;

2. Mortgage, pledge, or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with restriction 1 above;

3. Invest more than 5% of its total assets in the securities of any one issuer, except for: securities issued or guaranteed by the United States government or by one of its agencies or instrumentalities; and, with respect to 25% of its total assets, obligations of domestic commercial banks (although under current regulations, an investment in the obligations of any one commercial bank may not exceed 5% of the Fund's total assets, subject to an exception permitting investment in certain obligation of any one such bank at any one time for a period of up to three business days);

4. Invest more than 25% of the Fund's total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies, and instrumentalities) in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction, and finance companies as a group shall not be considered a single industry;

5. Make loans to others, except through the purchase of various kinds of publicly distributed debt obligations, investments in variable amount master demand notes, participations, and repurchase agreement transactions;

6. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interest therein;

7.       Purchase securities on margin or sell short;

8. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

9.       Underwrite securities of other issuers;

10. Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security, or other differences;

11. Purchase securities (other than under repurchase agreements of not more than one week's duration - considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excepting from this restriction securities which are subject to such resale restrictions but which, in the judgment of the Fund's investment adviser, are readily redeemable on demand), if as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities;

12. Purchase warrants, or write, purchase or sell puts, calls, straddles, spreads, or combinations thereof; and

13. Enter into reverse repurchase agreements, if as a result, the Fund's obligations with respect to all reverse repurchase agreements would be greater than 20% of net assets.

14. Issue any senior security (as that term is defined in the Investment Company Act of 1940) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Directors without shareholder approval.

The Fund may not:

(a) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(b) Purchase securities of any issuer for the purpose of exercising control or management;

With respect to investment restrictions (a) and (b), to avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings (including reverse repurchase agreements) are in excess of 5% of the Fund's total assets.

If a percentage restriction or rating restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in value of the Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Directors who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Several of the officers and Directors of the Fund are also officers and directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                              Positions Held                Principal Occupation(s)
Name and Address              With the Company              During the Past Five Years
----------------              ----------------              --------------------------

Maureen R. Ford *             Trustee, Vice Chairman,       President, Broker/Dealer
101 Huntington Avenue         President and Chief           Distributor, John Hancock Life
Boston, MA  02199             Executive Officer (1,2)       Insurance Company; Vice Chairman,
December 1953                                               Director, President and Chief
                                                            Executive Officer, the Adviser, The
                                                            Berkeley Group, John Hancock Funds;
                                                            Chairman, Director and President,
                                                            Insurance Agency, Inc.; Chairman,
                                                            Director and Chief Executive
                                                            Officer, Sovereign Asset Management
                                                            Corporation (SAMCorp.); Senior Vice
                                                            President, MassMutual Insurance Co.
                                                            (until 1999); Senior Vice
                                                            President, Connecticut Mutual
                                                            Insurance Co. (until 1996);



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       8



                              Positions Held                Principal Occupation(s)
Name and Address              With the Company              During the Past Five Years
----------------              ----------------              --------------------------

James F. Carlin               Trustee                       Chairman and CEO, Carlin
233 West Central Street                                     Consolidated, Inc.
Natick, MA 01760                                            (management/investments); Director,
April 1940                                                  Arbella Mutual (insurance), Health
                                                            Plan Services, Inc., Massachusetts
                                                            Health and Education Tax Exempt
                                                            Trust, Flagship Healthcare, Inc.,
                                                            Carlin Insurance Agency, Inc., West
                                                            Insurance Agency, Inc. (until May
                                                            1995), Uno Restaurant Corp.;
                                                            Chairman, Massachusetts Board of
                                                            Higher Education (until July 1999).

William H. Cunningham         Trustee                       Chancellor, University of Texas
601 Colorado Street                                         System and former President of the
O'Henry Hall                                                University of Texas, Austin, Texas;
Austin, TX 78701                                            Lee Hage and Joseph D. Jamail
January 1944                                                Regents Chair of Free Enterprise;
                                                            Director, LaQuinta Motor Inns, Inc.
                                                            (hotel management company)
                                                            (1985-1998); Jefferson-Pilot
                                                            Corporation (diversified life
                                                            insurance company) and LBJ
                                                            Foundation Board (education
                                                            foundation); Advisory Director,
                                                            Chase Bank (formerly Texas Commerce
                                                            Bank - Austin).

Ronald R. Dion                Trustee                       Chairman and Chief Executive
R.M Bradley & Co., Inc.                                     Officer, R.M. Bradley & Co., Inc.;
73 Tremont Street, 7th Floor                                Director, The New England Council
Boston, MA 02108                                            and Massachusetts Roundtable;
March 1946                                                  Trustee, North Shore Medical
                                                            Center, Director, BJ's Wholesale
                                                            Club, Inc. and a corporator of the
                                                            Eastern Bank; Trustee, Emmanuel
                                                            College.

Charles L. Ladner             Trustee                       Senior Vice President and Chief
P.O. Box 697                                                Financial Officer, UGI Corporation
444 Chandlee Drive                                          (Public Utility Holding Company)
Berwyn, PA 19312                                            (retired 1998); Vice President and
February 1938                                               Director for AmeriGas, Inc.
                                                            (retired 1998); Vice President of
                                                            AmeriGas Partners, L.P. (until
                                                            1997); Director, EnergyNorth, Inc.
                                                            (until 1995).

-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                        9


                              Positions Held                Principal Occupation(s)
Name and Address              With the Company              During the Past Five Years
----------------              ----------------              --------------------------

Steven R. Pruchansky           Trustee (1)                  Chief Executive Officer, Mast
4327 Enterprise Avenue                                      Holdings, Inc. (since June 1, 2000)
Naples, FL  34104                                           Director and President, Mast
August 1944                                                 Holdings, Inc. (until May 31,
                                                            2000); Director, First Signature
                                                            Bank & Trust Company (until August
                                                            1991); Director, Mast Realty Trust
                                                            (until 1994); President, Maxwell
                                                            Building Corp. (until 1991).

Norman H. Smith                Trustee                      Lieutenant General, United States
243 Mt. Oriole Lane                                         Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                           for Manpower and Reserve Affairs,
March 1933                                                  Headquarters Marine Corps;
                                                            Commanding General III Marine
                                                            Expeditionary Force/3rd Marine
                                                            Division (retired 1991).

John P. Toolan                 Trustee                      Director, The Smith Barney Muni
13 Chadwell Place                                           Bond Funds, The Smith Barney
Morristown, NJ  07960                                       Tax-Free Money Funds, Inc., Vantage
September 1930                                              Money Market Funds (mutual funds),
                                                            The Inefficient-Market Fund, Inc.
                                                            (closed-end investment company) and
                                                            Smith Barney Trust Company of
                                                            Florida; Chairman, Smith Barney
                                                            Trust Company (retired December,
                                                            1991); Director, Smith Barney,
                                                            Inc., Mutual Management Company and
                                                            Smith Barney Advisers, Inc.
                                                            (investment advisers) (retired
                                                            1991); Senior Executive Vice
                                                            President, Director and member of
                                                            the Executive Committee, Smith
                                                            Barney, Harris Upham & Co.,
                                                            Incorporated (investment bankers)
                                                            (until 1991).



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                       10


                              Positions Held                Principal Occupation(s)
Name and Address              With the Company              During the Past Five Years
----------------              ----------------              --------------------------

William L. Braman             Executive Vice President      Executive Vice President and Chief
101 Huntington Avenue         and Chief Investment          Investment Officer, each of the
Boston, MA 02199              Officer                       John Hancock Funds; Executive Vice
December 1953                                               President and Chief Investment
                                                            Officer, Barring Asset Management,
                                                            London UK (until May 2000).

Osbert M. Hood                Executive Vice President      Executive Vice President and Chief
101 Huntington Avenue         and Chief Financial           Financial Officer, each of the John
Boston, MA  02199             Officer (2)                   Hancock Funds; Executive Vice
August 1952                                                 President, Treasurer and Chief
                                                            Financial Officer of the Adviser,
                                                            the Berkeley Group, John Hancock
                                                            Funds, SAMCorp. and NM Capital;
                                                            Senior Vice President, Chief
                                                            Financial Officer and Treasurer,
                                                            Signature Services; Director
                                                            Indocam Japan Limited; Vice
                                                            President and Chief Financial
                                                            Officer, John Hancock Mutual Life
                                                            Insurance Company, Retail Sector
                                                            (until 1997).

Susan S. Newton                Vice President,              Secretary Vice President and Chief
101 Huntington Avenue          and Chief Legal Officer      Legal Officer the Adviser; John
Boston, MA 02199                                            Hancock Funds; Vice President,
March 1950                                                  Signature Services (until May
                                                            2000), The Berkeley Group, NM
                                                            Capital and SAMCorp.


James J. Stokowski             Vice President, Treasurer    Vice President, the Adviser.
101 Huntington Avenue          and Chief Accounting
Boston, MA  02199              Officer
November 1946

Thomas H. Connors              Vice President and           Vice President and Compliance
101 Huntington Avenue          Compliance Officer           Officer, the Adviser; Vice
Boston, MA  02199                                           President, John Hancock Funds, Inc.
September 1959




-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Directors for their services. Each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.


                                                             Total
                                                             Compensation
                                                             from all Funds in
                                      Aggregate              John Hancock Fund
                                      Compensation           Complex to
Trustees                              from the Fund(1)       Trustees (2)
--------                              ----------------       -----------------

James F. Carlin                            $ 178                 $ 72,600
William H. Cunningham*                       178                   72,250
Ronald R. Dion*                              178                   72,350
Harold R. Hiser, Jr.* (3)                    169                   68,450
Charles L. Ladner                            185                   75,450
Leo E. Linbeck, Jr.(3)                       169                   68,100
Steven R. Pruchansky*                        185                   75,350
Norman H. Smith*                             191                   78,500
John P. Toolan*                              185                   75,600
                                        --------               ----------
Total                                     $1,618                 $658,650

      (1)    Compensation is for fiscal period ended December 31, 1999.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1999 As of that date, there were sixty-five funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-four funds.

      (3) Effective December 31, 1999, Messrs. Hiser and Linbeck resigned as Trustees of the Complex.

      (*) As of December 31, 1999 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $440,889, for Mr. Dion was $38,687, for Mr. Hiser was $166,369, for Ms. McCarter was $208,971 (resigned as of October 1, 1998), for Mr. Pruchansky was $125,715, for Mr. Smith was $149,232 and for Mr. Toolan was $607,294 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of April 3, 2000, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, no person or entity owned beneficially or of record 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds and in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Directors, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly fees computed at the annual percentage rate of 0.35% of the Fund's average daily net assets. Fees are calculated and accrued daily and, at the end of each month, the Adviser is entitled to a portion of the annual fee, based on the average daily net assets of the Fund through the last day of the month for which payment is made, less any previous payments made to the Adviser for the fiscal year.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Directors. The Advisory Agreement and Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by a vote of a majority of the Directors of the Fund who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by either a majority of the Directors or the holders of a majority of the Fund's outstanding voting securities. Both agreements may be terminated on 60 days written notice by any party or by a majority of outstanding voting securities of the Fund by the Directors or by the Adviser and will terminate automatically if assigned.

For the fiscal year ended December 31, 1997, 1998, and 1999, the advisory fee paid to the Adviser amounted to $170,018, $115,468, and $93,356.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended December 31, 1997, 1998 and 1999, the Fund paid the Adviser $8,877, $5,321, and $4,673 for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACT

The Fund has a Distribution Agreement with John Hancock Funds. Under the Distribution Agreement, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value (normally $1.00 per share). The Fund is a no-load Fund and John Hancock Funds and Selling Brokers' representatives do not receive any sales commissions in connection with the sales of shares of the Fund.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

The Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Directors will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If any deviation occurs which may result in unfairness either to new investors or existing shareholders, the Directors will take such actions as they deem appropriate to eliminate or reduce such unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or utilizing available market quotations to determine net asset value per share.

Since a dividend is declared to shareholders each time net asset value is determined, the net asset value per share of the Fund will normally remain constant at $1.00 per share. There is no assurance that the Fund can maintain the $1.00 per share value. Monthly, any increase in the value of a shareholder's investment from dividends is reflected as an increase in the number of shares in the shareholder's account or is distributed as cash if a shareholder has so elected.

It is expected that the Fund's net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder's portion of accrued income, the Fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full or fractional shares which represent the amount of excess. By investing in the Fund, shareholders are deemed to have agreed to make such a contribution. This procedure permits the Fund to maintain its net asset value at $1.00 per share.

If in the view of the Directors it is inadvisable to continue the practice of maintaining net asset value at $1.00 per share, the Directors reserve the right to alter the procedures for determining net asset value. The Fund will notify shareholders of any such alteration.

The Fund is permitted to redeem shares in kind. Nevertheless, the Fund has filed with the Securities and Exchange Commission a notification of election committing itself to pay in cash on redemption by a shareholder of record, limited during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

The NAV for the fund and class is determined twice each business day at 12 noon and at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time), by dividing a class's net assets by the number of its shares outstanding. To help the Fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.

DESCRIPTION OF THE FUND'S SHARES

Capitalization and Voting Rights. The Fund's total authorized capital stock is 4,000,000,000 common shares of the par value of one cent ($.01) per share. The Board of Directors has the authority to designate additional series of Common Stock without seeking the approval of shareholders.

All shares have equal rights as to voting, dividends and liquidation. The voting rights of shares of the Fund are noncumulative. Consequently, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any person or persons to the Board of Directors. In addition, shareholders may request in writing that the Fund call a special meeting of shareholders for various purposes, including removal of a director provided that such request represents at least 10% of all the votes entitled to be cast at the meeting. The Fund will assist shareholders with any communications, including shareholder proposals, in accordance with provisions of Section 16 of the Investment Company Act of 1940. All shares of the Fund issued and outstanding are, and all shares offered by the Prospectus, when issued, will be fully paid and nonassessable. Shares have no conversion, preemptive or other subscription rights and are freely transferable on the books of the Fund.

Reports to Shareholders. Shareholders of the Fund will receive annual and semiannual reports showing diversification of investments, securities owned and other information regarding the Fund's activities. The financial statements of the Fund are audited at least once a year by the Fund's independent auditors.

Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Fund's Registration Statement filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card, starter or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains, if any) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions of net investment income (which include original issue discount and accrued, recognized market discount) and any net realized short-term capital gains, as computed for Federal income tax purposes, will be taxable as described in the Prospectus whether taken in shares or in cash. Although the Fund does not expect to realize any net long-term capital gains, distributions from such gains, if any, would be taxable as long-term capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected the distribution in cash, divided by the number of shares received.

Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder ordinarily will not realize a taxable gain or loss if, as anticipated, the Fund maintains a constant net asset value per share. If the Fund is not successful in maintaining a constant net asset value per share, a redemption may produce a taxable gain or loss.

Distributions from the Fund will not qualify for the dividends-received deduction for corporate shareholders.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and would not be distributed as such to shareholders.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments, if any, in foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If more than 50% of the value of the total assets of the Fund at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

If the election is made, shareholders of the Fund may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions (if any), and ownership of or gains realized (if any) on the exchange or redemption of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distribution from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income tax.

CALCULATION OF YIELD

For the purposes of calculating yield, daily income per share consists of interest and discount earned on the Fund's investments less provision for amortization of premiums and applicable expenses, divided by the number of shares outstanding, but does not include realized or unrealized appreciation or depreciation.

In any case in which the Fund reports its annualized yield, it will also furnish information as to the average portfolio maturities of the Fund. It will also report any material effect of realized gains or losses or unrealized appreciation on dividends which have been excluded from the computation of yield.

Yield calculations are based on the value of a hypothetical preexisting account with exactly one share at the beginning of the seven day period. Yield is computed by determining the net change in the value of the account during the base period and dividing the net change by the value of the account at the beginning of the base period to obtain the base period return. Base period is multiplied by 365/7 and the resulting figure is carried to the nearest 100th of a percent. Net change in account value during the base period includes dividends declared on the original share, dividends declared on any shares purchased with dividends of that share and any account or sales charges that would affect an account of average size, but excludes any capital changes.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yield of the Fund is not fixed or guaranteed. Yield quotations should not be considered to be representations of yield of the Fund for any period in the future. The yield of the Fund is a function of available interest rates on money market instruments, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of changes in operating expenses. The Fund's yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at interest rates different from that being earned on current portfolio instruments. Yield could also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund's current portfolio instruments.

From time to time, in reports and promotional literature, the Fund's yield and total return will be ranked or compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc. "Lipper-Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States or "IBC/Donahue's Money Fund Report," a similar publication. Comparisons may also be made to bank Certificates of Deposit, which differ from mutual funds like the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CD's and the principal on a CD is insured. Unlike CD's, which are insured as to principal, an investment in the Fund is not insured or guaranteed.

Performance rankings and ratings, reported periodically in and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRONS, will also be utilized.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Directors who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Directors. For the fiscal years ended December 31, 1997, 1998 and 1999, no negotiated brokerage commissions were paid on portfolio transactions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Directors that the price is reasonable in light of the services provided and to policies that the Directors may adopt from time to time. During the fiscal year ended December 31, 1999, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc. (until January 1, 1999, John Hancock Distributors, Inc.) a broker-dealer ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the years ended December 31, 1997, 1998 and 1999, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc. ("Signature Services"), 1 John Hancock Way, Suite 1000, Boston MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a transfer agent fee equal to $20.00 per shareholder account, on an annual basis, plus certain out-of-pocket expenses.

CUSTODY OF PORTFOLIO

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts, serves as custodian of the cash and investment securities of the Fund. SSB is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement.

INDEPENDENT AUDITORS

Ernst & Young LLP has been selected as the independent auditor of the Trusts. The Fund statements of the Fund for the fiscal year ended December 31, 1999 included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                      CORPORATE AND TAX-EXEMPT BOND RATINGS

Moody's Investors Service, Inc. ("Moody's")

Aaa, Aa, A and Baa - Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds that are of "high quality by all standards," but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds." The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating that the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical ratings denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Standard & Poor's Corporation ("S&P")

AAA, AA, A and BBB - Bonds rated AAA bear the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade," are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects or changes in circumstances and economic conditions. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent of completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in the A category.

Fitch Investors Service ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

TAX-EXEMPT NOTE RATINGS

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, through not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal interest.

Fitch - FIN-1 and FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's-Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P-Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch-Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations-The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

FINANCIAL STATEMENTS








                                      F-1